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                                                                                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
[ALLMERICA SELECT LOGO]                                                                     440 LINCOLN STREET, WORCESTER, MA 01653
      A HIGHER STANDARD                                                                            [ALLMERICA SELECT SECONDARY B/D]

VARIABLE ANNUITY APPLICATION
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1  MY INVESTMENT   How much I want to invest.                        5  THE OWNER          Please Print Clearly
--------------------------------------------------------------       --------------------------------------------------------------

I am investing $___________ in Allmerica Select [Secondary B/D]      --------------------------------------------------------------
(Minimum $1,000. Make check payable to Allmerica Financial.)         OWNER'S First Name               Middle               Last
If IRA, Roth, or SEP-IRA application, this payment is a
(check one):                                                         --------------------------------------------------------------
/ / Rollover/Conversion      / /  Trustee to Trustee Transfer        Street Address
/ / Payment for Tax Year _________
                                                                     --------------------------------------------------------------
--------------------------------------------------------------       City                             State                 Zip
2  WHERE    Where I want my money invested.                                 -       -                  /    /          / / M  / / F
--------------------------------------------------------------       --------------------------------------------------------------
Select your investment portfolio by allocating your dollars          Owner's Social Security Number Date of Birth/Trust     Sex
among the accounts by percent or select one of the Model             (       )
Portfolios below. Use whole percentages.                             --------------------------------------------------------------
_____ % Select Emerging Mkts. _____ % Select Gr. & Inc.              Daytime Phone Number
_____ % Select Int'l Equity   _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l   _____ % Fidelity VIP High Inc.         --------------------------------------------------------------
_____ % Select Aggr. Growth   _____ % Select Income                  JOINT OWNER'S First Name         Middle               Last
_____ % Select Capital Appr.  _____ % Allmerica Money Mkt.                  -       -                  /    /          / / M  / / F
_____ % Select Value Opp.     _____ % Fixed Account                  --------------------------------------------------------------
_____ % Select Growth                                                Joint Owner's Social Security Number Date of Birth/Trust Sex
_____ % Select Strategic Gr.                                         --------------------------------------------------------------
_____ % Fidelity VIP Growth                                          6  THE ANNUITANT      Please Print Clearly
MODEL PORTFOLIOS                                                     --------------------------------------------------------------
/ / Accumulator / / Builder / / Provider / / Saver / / Preserver     Complete this section if the Annuitant is someone other than
TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS         the Owner.
WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.            --------------------------------------------------------------
--------------------------------------------------------------       ANNUITANT'S First Name              Middle            Last
3  ACCOUNT REBALANCING                                                      -       -                  /    /          / / M  / / F
--------------------------------------------------------------       --------------------------------------------------------------
/ / I elect Automatic Account Rebalancing of the VARIABLE            Annuitant's Social Security Number Date of Birth       Sex
    ACCOUNTS to the allocations specified in Section 2.
/ / Monthly / / Quarterly / / Semi-Annually / / Annually             --------------------------------------------------------------
                                                                     JOINT ANNUITANT'S First Name        Middle            Last
AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT              -       -                  /    /          / / M  / / F
BE IN EFFECT SIMULTANEOUSLY.                                         --------------------------------------------------------------
--------------------------------------------------------------       Joint Annuitant's Social Security Number Date of Birth   Sex
4  DOLLAR COST AVERAGING                                             --------------------------------------------------------------
--------------------------------------------------------------       7  BENEFICIARY        Please Print Clearly
Select ONE account from which to transfer money.                     --------------------------------------------------------------
Be sure you have allocated money to this account in Section 2.       If there are Joint Owners, the survivor is always Primary
Transfer $____________ ($100 Minimum)                                Beneficiary.
FROM  / / Fixed Account OR / / Select Income* OR
      / / Money Market*
      (*This account cannot be selected in the allocation below.)    --------------------------------------------------------------
EVERY / / Month / / 3 Mos. / / 6 Mos. / / 12 Mos.                    Name of Primary Beneficiary              Relationship to Owner
INTO:
_____ % Select Emerging Mkts. _____ % Select Strategic Gr.
_____ % Select Int'l Equity   _____ % Fidelity VIP Growth            --------------------------------------------------------------
_____ % T. Rowe Price Int'l   _____ % Select Gr. & Inc.              Name of Contingent Beneficiary           Relationship to Owner
_____ % Select Aggr. Growth   _____ % Fidelity VIP Eq. Inc.
_____ % Select Capital Appr.  _____ % Fidelity VIP High Inc.         --------------------------------------------------------------
_____ % Select Value Opp.     _____ % Select Income                  8  OPTIONAL RIDERS
_____ % Select Growth         _____ % Allmerica Money Mkt.           --------------------------------------------------------------
                                100 % TOTAL                          I elect:  / / Enhanced Death Benefit
                                                                               / /
                                                                                   ------------------------------------------------
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                                                                     9  REPLACEMENT
                                                                     --------------------------------------------------------------
                                                                     Will the proposed certificate replace any existing annuity or life insurance policy?  / / Yes  / / No

                                                                     (If yes, list company name and policy number.)

                                                                     --------------------------------------------------------------

                                                                     --------------------------------------------------------------
AS-697NY
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10  TYPE OF ACCOUNT TO BE ISSUED                                     11  REMARKS
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(CHECK ONLY ONE.)
       ----                                                          --------------------------------------------------------------
/ / Non-Qualified  / / Non-Qualified Deferred Comp.
/ / Regular IRA    / / Roth IRA    / / SEP-IRA*                      --------------------------------------------------------------
/ / Pension/Profit Sharing (401(a))*
/ / Profit Sharing (401(k))*                                         --------------------------------------------------------------
/ / Tax-Sheltered Annuity Plan (Section 403(b))*
*Attach required additional forms. Existing Case # __________        --------------------------------------------------------------
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12  SIGNATURES
I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.
I/We agree to all terms and conditions as shown on the front and back.  It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application.  I/We acknowledge receipt of a current prospectus describing the certificate applied for.  If IRA, Roth or SEP-IRA application, I/we have received a Disclosure
Buyer's Guide.  I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED
AS TO DOLLAR AMOUNT.

/ / Please send me a Statement of Additional Information (SAI)
/X/
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Signature of Owner                                       Signed at (City and State)                             Date
/X/
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Signature of Joint Owner                                 Signed at (City and State)                             Date

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13  FOR REGISTERED REP USE ONLY
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DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)? / / YES / / NO If yes, attach replacement forms as required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

/X/
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Signature of Registered Representative          Print Name of Registered Representative                     Telephone

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TR Code          Social Security #                          Registered Rep #               E-Mail Address

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Name of Broker/Dealer                           Branch #

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Branch Office Street Address for Certificate Delivery                           City                  State                 Zip


                              ALLMERICA SELECT o FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                            440 LINCOLN STREET o WORCESTER, MA 01653

AS-697NY
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